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                                                                      EXHIBIT 32

                                  CERTIFICATION
                                       OF
                           CO-CHIEF EXECUTIVE OFFICERS
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Andre' DiMino, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Ivivi Technologies, Inc. for the year ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

     I, David Saloff, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Ivivi Technologies, Inc. for the year ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

     I, Alan V. Gallantar, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Ivivi Technologies, Inc. for the year ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

                                   By: /s/ Andre' DiMino
                                       -----------------
                                   Andre' DiMino
                                   Co-Chief Executive Officer
                                   (Principal Executive Officer)
                                   Date: June 29, 2007

                                   By: /s/ David Saloff
                                       ----------------
                                   David Saloff
                                   President and Co-Chief Executive Officer
                                   (Principal Executive Officer)
                                   Date: June 29, 2007

                                   By: /s/ Alan V. Gallantar
                                       ---------------------
                                   Alan V. Gallantar
                                   Chief Financial Officer
                                   (Principal Financial Officer)
                                   Date: June 29, 2007

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Annual Report on Form 10-KSB of Ivivi Technologies, Inc. for the year ended March 31, 2007 or as a separate disclosure document.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ivivi Technologies, Inc. and will be retained by Ivivi Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.